UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 28, 2021
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

ITEM 2.02.

RESULTS OF

OPERATIONS AND FINANCIAL

CONDITION.
On October 28, 2021, Orchid Island Capital, Inc. (the “Company”)

issued the press release attached hereto as Exhibit 99.1
announcing the Company’s results of

operations for the period ended September 30, 2021. In addition, the

Company posted
supplemental financial information on the investor relations section of its website

(https://ir.orchidislandcapital.com).

The
press release, attached as Exhibit 99.1, is being furnished under this “Item

2.02 Results of Operations and Financial
Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be
deemed incorporated by reference in any disclosure document of the Company,

except as shall be expressly set forth by
specific reference in such document.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of

1995 and other

federal securities laws,

including, but not limited

to, statements regarding interest

rates, liquidity,
inflation, portfolio

performance, pledging

of our

structured RMBS,

funding levels

and spreads,

prepayment speeds,

returns,
portfolio positioning and repositioning, book value, investment and operating strategy,

hedging levels, the supply and demand
for

Agency RMBS,

the effect

of actions

of the

U.S. government,

including asset

purchases by

the Federal

Reserve, market
expectations,

future

dividends,

the

stock

repurchase

program

and

general

economic

conditions.

These

forward-looking
statements are

based upon

the Company’s

present expectations,

but the

Company cannot

assure investors

that actual

results
will not

vary

from the

expectations

contained

in the

forward-looking

statements. Investors

should

not place

undue

reliance
upon forward-looking

statements. For

further discussion

of the

factors that

could affect

outcomes,

please refer

to the

“Risk
Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which has been filed with the

Securities and Exchange

Commission (the “SEC”),

and other documents

that the Company

files with the

SEC.

All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict

those events or how they may

affect the Company.

Except as required by law,

the Company is
not

obligated

to,

and

does

not

intend

to,

update

or

revise

any

forward-looking

statements,

whether

as

a

result

of

new
information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1 Press Release dated October 28, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: October 28, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer